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                                                                   Exhibit 10.78

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT, dated as of February 24, 2005, between SELECT MEDICAL HOLDINGS CORPORATION (formerly known as EGL Holding Company), a Delaware corporation (the "Company"), WCAS CAPITAL PARTNERS IV, L.P. ("WCAS CP IV"), ROCCO A. ORTENZIO, ROBERT A. ORTENZIO, JOHN M. ORTENZIO, MARTIN J. ORTENZIO, MARTIN J. ORTENZIO DESENDANTS TRUST and ORTENZIO FAMILY FOUNDATION (each a "Purchaser" and collectively the "Purchasers").

                              W I T N E S S E T H:

            WHEREAS, on October 17, 2004, the Company and its wholly-owned subsidiary EGL Acquisition Corp. ("Acquisition") entered into an Agreement and Plan of Merger with Select Medical Corporation, a Delaware corporation ("SEM"), pursuant to which the Company agreed to acquire SEM by means of a merger of Acquisition with and into SEM with SEM as the surviving corporation (the "Merger");

            WHEREAS, in order to provide a portion of the financing needed to consummate the Merger and the other transactions related thereto and to pay related fees and expenses, the Company and the Purchasers are entering into a Securities Purchase Agreement, dated as of the date hereof (the "Securities Purchase Agreement") pursuant to which the Purchasers are collectively acquiring senior subordinated notes of the Company due 2015 in an aggregate principal amount of $150,000,000 (the "Notes");

            WHEREAS, it is a condition to the obligation of each such Purchaser to purchase its Note under the Securities Purchase Agreement that the Company shall have executed and delivered this Agreement; and

            WHEREAS, in order to fulfill such condition, the Company wishes to execute and deliver this Agreement and grant to the Purchaser the registration rights set forth herein with respect to the Registrable Securities (as defined below) from time to time held by the Purchaser;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

            SECTION 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings set forth below:

            "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            "Exchange Act" means the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same may be amended from time to time.
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            "Registrable Securities" means, at any time, the Notes as originally issued and any note or other debt security of the Company that is issued upon exchange or transfer thereof including pursuant to Section 5 hereof. As to any particular Registrable Security, such security shall cease to be a Registrable Security (i) when a registration statement with respect to the sale of such security shall have been declared effective under the Securities Act and such security shall have been disposed of in accordance with such registration statement or (ii) when such security shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act.

            "Securities Act" means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same may be amended from time to time.

            SECTION 2. Registration Rights.

            (a) Registration of Registrable Securities. If the Company shall at any time on or after the date hereof be requested by WCAS CP IV, on behalf of itself and the other Purchasers, in a writing that states the intended method of disposition thereof, to effect a registration under the Securities Act of all or any portion of the Registrable Securities then held by the Purchasers, the Company shall use its commercially reasonable efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such request, the Registrable Securities specified in such request. In the event that the proposed method of disposition specified by WCAS CP IV shall be an underwritten public offering, the managing underwriter shall be selected by WCAS CP IV. The Company shall abandon any registration so requested by WCAS CP IV upon the written request of WCAS CP IV.

            (b) Certain Provisions Relating to Registrations. In connection with a registration of Registrable Securities pursuant to Section 2(a), the Company shall be obligated to effect such registration in accordance with the following provisions:

            (i) the obligations of the Company under Section 2(a) above to effect a registration shall be deemed satisfied only when a registration statement covering all of the Registrable Securities specified in the applicable request from WCAS CP IV shall have become effective and remained effective through the end of the period of distribution of the registration contemplated thereby (determined as provided in the last paragraph of Section 2(c)); and

            (ii) the Company will not effect any other registration of any of its debt securities, whether for its own account or that of other holders, from the date of receipt of a request by WCAS CP IV under Section 2(a) until the completion of the period of distribution of the registration contemplated thereby (determined as provided in the last paragraph of Section 2(c)).

            (c) Certain Registration Procedures. If and whenever the Company is required by the provisions of this Section 2 to use its commercially reasonable efforts to effect


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the registration of Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

            (i) prepare (and afford counsel, selected by WCAS CP IV to represent the Purchasers ("Purchasers' Counsel"), reasonable opportunity to review and comment thereon) and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective through the end of the period of distribution contemplated thereby (determined as provided in the last paragraph of Section 2(c));

            (ii) prepare (and afford Purchasers' Counsel reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective through the end of the period of distribution contemplated thereby (determined as provided in the last paragraph of Section 2(c)) and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the selling Purchasers' intended method of disposition set forth in such registration statement through the end of such period of distribution;

            (iii) furnish to each selling Purchaser and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

            (iv) use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as WCAS CP IV, Purchasers' Counsel or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request; provided, that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2(c)(iv), (y) subject itself to taxation in any such jurisdiction in which it would not otherwise be subject to taxation but for this Section 2(c)(iv) or (z) consent to general service of process in any jurisdiction in which it would not otherwise be subject to general service of process but for this Section 2(c)(iv);

            (v) immediately notify each selling Purchaser under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (and upon receipt of any such notice, each selling Purchaser agrees to suspend sales of Registrable Securities covered by such prospectus until such time as the Company notifies it that the prospectus (as supplemented or amended) no longer includes any untrue statement of a material fact or omits to state any material fact


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      required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing);

            (vi) use its commercially reasonable efforts (if the offering is underwritten) to furnish, at the request of WCAS CP IV or Purchasers' Counsel, on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (A) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to each selling Purchaser, stating that such registration statement has become effective under the Securities Act and that (1) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (2) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein) and (3) to such other effects as may reasonably be requested by counsel for the underwriters or by WCAS CP IV or Purchasers' Counsel, and (B) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters, WCAS CP IV or Purchasers' Counsel may reasonably request; and

            (vii) make available for inspection by WCAS CP IV, any underwriter participating in any distribution pursuant to such registration statement, Purchasers' Counsel and any accountant or other agent retained by WCAS CP IV or such underwriters, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by WCAS CP IV, Purchasers' Counsel or any of such underwriters, attorneys, accountants or agents in connection with such registration statement and permit WCAS CP IV, Purchasers' Counsel and such underwriters, attorneys, accountants or agents to participate in the preparation of such registration statement.

For purposes of Sections 2(b), 2(c)(i) and 2(c)(ii) above, the "period of distribution" of Registrable Securities in an underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the sale of all Registrable Securities covered thereby.

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
            (d) Information From Selling Purchasers. In connection with each registration hereunder, Purchasers selling Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

            (e) Underwriting Agreement. In connection with any registration pursuant to this Section 2 that covers an underwritten public offering, the Company and Purchasers selling Registrable Securities each agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters, selling securityholders and a company of the Company's size and investment stature; provided, that such agreement shall be satisfactory to WCAS CP IV.

            (f) Expenses. The Company will pay all Registration Expenses (as defined below) incurred in complying with Section 2 of this Agreement. All Selling Expenses (as defined below) incurred in connection with any registered offering of securities that, pursuant to this Section 2, includes Registrable Securities, shall be borne by the participating sellers in proportion to the number of securities sold by each. All expenses incident to performance of or compliance by the Company with Section 2 hereof, including, without limitation, all Commission, stock exchange, Nasdaq or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees (including, without limitation, fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or exchanges or Nasdaq), printing, distribution and related expenses, fees and disbursements of counsel and independent public accountants for the Company, all reasonable fees and disbursements of one firm counsel for WCAS CP IV, all fees and expenses incurred in connection with compliance with state securities or blue sky laws and the rules of the NASD or any securities exchange, transfer taxes and fees of transfer agents and registrars, but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are herein called "Selling Expenses".

            (g) Suspension. The Company shall be entitled to suspend the rights of selling Purchasers to make sales pursuant to a registration statement otherwise required to be kept effective hereunder if the Company determines in good faith that there exists a material proposed transaction (including any proposed acquisition or disposition) that would be required to be disclosed in such registration statement and the disclosure of which would either have a material adverse effect on such material proposed transaction or the Company; provided, that such delay shall not continue beyond the earlier of (A) the date upon which such material information is otherwise disclosed to the public or ceases to be material and (B) 90 days after the Company effects such suspension.

            SECTION 3. Indemnification Rights and Obligations In Respect of Registered Offerings of Registrable Securities.

            (a) Company Indemnification of Selling Purchasers. In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 2 of


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this Agreement, the Company will indemnify and hold harmless each seller of
Registrable Securities thereunder and each other person, if any, who controls such seller within the meaning of the Securities Act and each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus; provided, further, that the indemnity agreement contained in this Section 3(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

            (b) Selling Purchaser Indemnification of the Company. In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 2 of this Agreement, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, and each other seller of Registrable Securities and each person who controls any such other seller of Registrable Securities, against all losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter, other seller of Registrable Securities and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance


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upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, that the liability of each seller hereunder shall be limited to the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Registrable Securities covered by such registration statement; provided, further, that the indemnity agreement contained in this Section 3(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such seller of Registrable Securities (which consent shall not be unreasonably withheld).

            (c) Indemnification Procedures. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to promptly notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 3. In case any such action shall be brought against any indemnified party and it shall promptly notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 3 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party; provided that such fees and expenses shall be at the expense of the indemnifying party if (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity was sought hereunder by such indemnified party unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The indemnification of underwriters provided for in this Section 3 shall be on such other terms and


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conditions as are at the time customary and reasonably required by such underwriters as provided in Section 2(e).

            (d) Contribution. If the indemnification provided for in Sections 3(a) and 3(b) above is unavailable or insufficient to hold harmless an indemnified party under such Sections in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters or the sellers of such Registrable Securities, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including, without limitation, the failure to give any notice under Section 3(c) above. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters or the sellers of such Registrable Securities, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of the Purchasers agrees that it would not be just and equitable if contributions pursuant to this Section were determined by pro rata allocation (even if all of the sellers of such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this Section, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, the sellers of such Registrable Securities shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Registrable Securities sold by each of them were offered to the public exceeds the amount of any damages which they are otherwise required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

            SECTION 4. Duration of Agreement. This Agreement shall survive until the repayment in full of all debt securities of the Company that constitute Registrable Securities.

            SECTION 5. Exchange. The Company hereby agrees with each Purchaser that, if requested by WCAS CP IV, on behalf of the itself and the other Purchasers, in connection with any proposed registration of Registrable Securities under Section 2(a), the Company shall (i) allow WCAS CP IV to exchange its Note (or any note in substantially the form thereof that was issued in exchange ~herefore or upon transfer thereof) for newly issued debt securities of the Company having customary terms for publicly traded debt securities, (ii) enter into any indentures or other agreements on customary terms if reasonably requested by WCAS CP IV in connection with any such exchange and (iii) use its best efforts to obtain any consents and approvals that are necessary to effect the foregoing.

            SECTION 6. Miscellaneous.

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
            (a) Additional Registration Rights. Without the consent of WCAS CP IV, the Company shall not grant any registration rights to any other person that are inconsistent or conflict with the registration rights granted hereunder.

            (b) Headings. Headings of sections of this Agreement are inserted for convenience of reference only and shall not affect the interpretation hereof.

            (c) Severability. Each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses contained herein. If one or more of the provisions contained in this Agreement shall for any reason be held to be unenforceable, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with applicable law, and no other provision hereof shall be affected by such holding, limitation or reduction.

            (d) Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. The rights and obligations of the parties hereto shall not be assigned without the consent of WCAS CP IV, in the case of any assignment by the Company, or the Company, in the case of any assignment by any Purchaser, and any attempted assignment in violation of this Section 6(d) shall be null and void; provided, that any Purchaser's rights hereunder are assignable to a transferee in connection with any transfer of Registrable Securities so long as (i) such transferee expressly agrees to become bound hereby as a "Purchaser" hereunder pursuant to a written instrument in form and substance reasonably satisfactory to the Company and (ii) notice of such transfer is given to the Company and WCAS CP IV.

            (e) Entire Agreement; Modification. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supercedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be modified or amended except by a writing signed by the Company and WCAS CP IV; provided, that no provision of this Agreement may be modified or amended in a manner materially adverse to a Purchaser, other than WCAS CP IV (in its capacity as a Purchaser hereunder), if such modification or amendment affects such Purchaser disproportionately relative to the other Purchasers, except with the written consent of such Purchaser; provided, further, that, notwithstanding the foregoing, upon the written agreement of only the Company and WCAS CP IV, additional Purchasers may be added to this Agreement. Except as otherwise provided herein, any waiver of any provision of this Agreement must be in a writing signed by the party against whom enforcement of such waiver is sought.

            (f) Notices. All notices, requests, instructions and other documents that are required to be or may be given or delivered pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if delivered by hand or national overnight courier service, transmitted by facsimile (subject to electronic confirmation of such facsimile transmission) or mailed by registered or certified mail, postage prepaid, as follows:

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            If to the Company, to it at:

                  4718 Old Gettysburg Road
                  P.O. Box 2034
                  Mechanicsburg, PA 17055
                  Facsimile: (717) 975-9981
                  Attention: President


            with a copy to:

                  Welsh, Carson, Anderson & Stowe IX, L.P.
                  320 Park Avenue, Suite 2500
                  New York, New York 10022
                  Attention:  Sean M. Traynor
                  Facsimile:  (212) 893-9566


            If to WCAS Capital Partners IV, L.P., to it:

                  c/o Welsh, Carson, Anderson & Stowe
                  320 Park Avenue, Suite 2500
                  New York, New York 10022
                  Attention:
                  Facsimile:  (212) 893-9566

            with a copy to:

                  Ropes & Gray LLP
                  45 Rockefeller Plaza
                  New York, New York 10111
                  Attention:  Othon A. Prounis, Esq.
                  Facsimile:  (212) 841-5725

            If to any Purchaser, to such Purchaser at its address set forth on
Schedule I hereto, as the case may be;

or such other address or addresses as any party hereto shall have designated by notice in writing to the other parties hereto. Such notices, requests, instructions and other documents shall be deemed given or delivered (i) five business days following sending by registered or certified mail, postage prepaid, (ii) one business day following sending by national overnight courier service, (iii) the day of sending, if sent by facsimile prior to 5:00 p.m. (EST) on any business day or the next succeeding business day if sent by facsimile after 5:00 p.m. (EST) on any business day or on any day other than a business day or (iv) when delivered, if delivered by hand.

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            (g)   Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any or all such counterparts may be executed by facsimile.

            (h) Specific Performance. Each party hereto agrees that a remedy at law for any breach or threatened breach by such party of this Agreement would be inadequate and therefore agrees that any other party hereto shall be entitled to specific performance of this Agreement in addition to any other available rights and remedies in case of any such breach or threatened breach.

            (i) Governing Law. This Agreement and all disputes arising out of or relating to this Agreement, its subject matter, the performance by the parties of their respective obligations hereunder or the claimed breach hereof, whether in tort, contract or otherwise, shall be governed by and construed in accordance with the internal laws of the State of New York.

            (j) Interpretation. As used herein, the words "hereof", "herein", "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and the word "Section" refers to a Section of this Agreement unless otherwise specified. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.


                                    Company:

                                    SELECT MEDICAL HOLDINGS CORPORATION



                                    By: /s/ Sean M. Traynor
                                       ---------------------------------
                                       Name:  Sean M. Traynor
                                       Title: Chief Executive Officer


                                    The Purchasers:

                                    WCAS CAPITAL PARTNERS IV, L.P.

                                    By:   WCAS CP IV Associates LLC
                                          Its General Partner



                                    By: /s/ Sean M. Traynor
                                       ---------------------------------
                                       Name:  Sean M. Traynor
                                       Title: Managing Member



                                       /s/ Rocco A. Ortenzio
                                       -------------------------------------
                                       Rocco A. Ortenzio



                                       /s/ John M. Ortenzio
                                       -------------------------------------
                                       John M. Ortenzio



                                       /s/ Martin J. Ortenzio
                                       -------------------------------------
                                       Martin J. Ortenzio




              Signature Page for Debt Registration Rights Agreement

                                       /s/ Robert A. Ortenzio
                                       -------------------------------------
                                       Robert A. Ortenzio


              Signature Page for Debt Registration Rights Agreement

                                    MARTIN J. ORTENZIO DESENDANTS TRUST



                                    By: /s/ Martin J. Ortenzio
                                       -------------------------------------
                                    Name:  Martin J. Ortenzio
                                    Title:


                                    ORTENZIO FAMILY FOUNDATION



                                    By: /s/ Robert A. Ortenzio
                                       -------------------------------------
                                    Name:  Robert A. Ortenzio
                                    Title:


              Signature Page for Debt Registration Rights Agreement

                                                                      Schedule I

           Purchaser                               Notice Information
           ---------                               ------------------
WCAS Capital Partners IV, L.P.            c/o Welsh, Carson, Anderson & Stowe
                                          320 Park Avenue, Suite 2500
                                          New York, NY 10022-6815
                                          Attention: Sean M. Traynor
                                          Facsimile: (212) 893-9566

Rocco A. Ortenzio                         c/o Select Medical Corporation
                                          4718 Old Gettysburg Road, Suite 405
                                          Mechanicsburg, PA 17055
                                          Facsimile: (717) 972-1080

Robert A. Ortenzio                        c/o Select Medical Corporation
                                          4718 Old Gettysburg Road, Suite 405
                                          Mechanicsburg, PA 17055
                                          Facsimile: (717) 972-1080

John M. Ortenzio                          c/o Select Medical Corporation
                                          4718 Old Gettysburg Road, Suite 405
                                          Mechanicsburg, PA 17055
                                          Facsimile: (717) 972-1080

Martin J. Ortenzio                        c/o Select Medical Corporation
                                          4718 Old Gettysburg Road, Suite 405
                                          Mechanicsburg, PA 17055
                                          Facsimile: (717) 972-1080

Martin J. Ortenzio Descendants Trust      c/o Select Medical Corporation
                                          4718 Old Gettysburg Road, Suite 405
                                          Mechanicsburg, PA 17055
                                          Facsimile: (717) 972-1080

Ortenzio Family Foundation                c/o Select Medical Corporation
                                          4718 Old Gettysburg Road, Suite 405
                                          Mechanicsburg, PA 17055
                                          Facsimile: (717) 972-1080